                                               Registration Number 2-18269



                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   (X)

         Post-Effective Amendment No. 45                                  (X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           (X)

         Amendment No. 45

                       Mairs and Power Balanced Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)


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                       W-1420 First National Bank Building
                              332 Minnesota Street
                             St. Paul, MN 55101-1363
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, Including Area Code: (651) 222-8478


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                           William B. Frels, President
                       W-1420 First National Bank Building
                              332 Minnesota Street
                             St. Paul, MN 55101-1363
                     (Name and Address of Agent for Service)

                                 with copies to:
                         Christopher C. Cleveland, Esq.
                             Briggs and Morgan, P.A.
                                 2400 IDS Center
                              Minneapolis, MN 55402


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It is proposed that this filing will become effective (check appropriate box)

/X/ immediately upon filing pursuant to paragraph (b)
/ / on (date) pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:    Common Stock, $.10 par value per share

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                                 MAIRS AND POWER
                               BALANCED FUND, INC.

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                          W-1420 FIRST NATIONAL BANK BLDG.
                          332 MINNESOTA STREET
                          ST. PAUL, MN  55101-1363
                          1-800-304-7404

                          OBJECTIVE
                          The objective of the Fund is to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of volatility by investing in a diversified list of securities including bonds, preferred stocks, common stocks, and other securities convertible into common stock.

                          ADDITIONAL INFORMATION ABOUT THE FUND

                          This Prospectus, which should be kept for future reference, is designed to set forth the information you should know before you invest. A "Statement of Additional Information" dated April 26,2000, contains more information about the Fund and has been filed with the Securities and Exchange Commission. It is incorporated by reference into this Prospectus. You may obtain a copy of the Statement, without charge, by writing to the Fund or by calling our Customer Service Department at 1-800-304-7404.
PROSPECTUS
April 26, 2000
                          FEES AND EXPENSES
                          The Fund is offered on a no-load basis, which means that you pay no sales charge for the purchase or sale of Fund shares and no 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, and administrative services, which are included in annual fund operating expenses.

                          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

TABLE OF CONTENTS

Risk/Return Summary..............................................................3

  Investment Objective/Goals.....................................................3

  Principal Investment Strategies................................................3

Principal Risks of Investing in the Fund.........................................3

Bar Chart and Performance Table..................................................4

Fees and Expenses of the Fund....................................................5

Investment Objective and Policies and Related Risks..............................6

Management's Discussion of Fund Performance......................................8

Comparison Chart (Fund, S & P 500 Index and the Consumer Price Index)............9

Management of the Fund..........................................................10

Types of Accounts...............................................................10

Determining Net Asset Value Per Share...........................................11

Purchasing Shares...............................................................12

  Wiring Instructions...........................................................13

Redeeming Shares................................................................14

  Signature Guarantee Instructions..............................................15

Exchanging Shares...............................................................16

Transferring Registration.......................................................16

Income Dividends and Capital Gain Distributions.................................17

Taxes...........................................................................17

Other Shareholder Services......................................................18

Condensed Financial Information.................................................20

Officers and Directors..........................................................21

RISK/RETURN SUMMARY
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INVESTMENT OBJECTIVE/GOALS

The objective of the Fund is to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of volatility by investing in a diversified list of securities including bonds, preferred stocks, common stocks and other securities convertible into common stock.

PRINCIPAL INVESTMENT STRATEGIES

We expect that the Fund's assets will be invested in various types of securities, the proportion of which will vary from time to time in accordance with the judgment of Mairs and Power, Inc., the Fund's investment adviser.

The Fund seeks to:

- Invest in a list of holdings that is diversified by both security type and by industry.

- Invest at least 25% of its assets in non-convertible fixed income securities.

- Emphasize investments in common stock and other securities convertible into common stock.

-    Keep assets reasonably fully invested at all times.

- Hold cash equivalent investments (money market funds and other short-term investments) from time to time as a buying reserve to better enable the Fund to meet its objective.

- Keep portfolio turnover relatively low as compared to other balanced mutual funds.

- Invest primarily in higher rated investment grade fixed income securities (Baa or better by Moody's Investors Service). Lower rated fixed income securities may be purchased if, in the opinion of the investment adviser, the potential rewards outweigh the incremental risks.

PRINCIPAL RISKS OF INVESTING IN THE FUND
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All investments have risks. Although the Fund cannot eliminate all risk, it seeks to moderate risk by investing in a diversified portfolio. The Fund is designed for long-term investors. Shareholders should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. There can be no assurance, of course, that the Fund will achieve its objective.

Risks of investing in the Fund include:

- Adverse market conditions (the chance that stock prices in general will fall, sometimes suddenly and sharply).

- Volatility in the market prices of equity securities (which are generally subject to greater price fluctuations than prices of fixed income securities, such as bonds and other debt obligations). Equity prices may fluctuate markedly over the short-term due to:

-    changing market conditions,

-    interest rate fluctuations, and

-    various economic and political factors.

- Credit risk, which is the risk that the issuer of a debt security will fail to make interest and principal payments when due.

- Call risk, which is the risk that a debt security will be redeemed prior to its maturity. This risk increases when market interest rates are declining, because issuers may find it desirable to refinance by issuing new bonds at lower interest rates.

- Interest rate risk, which is the risk that the value of a fixed-rate debt security will decline due to an increase in market interest rates. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt security generally increases.

-    Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE TABLE
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The bar chart and table shown below provide an indication of the risks of investing in the Mairs and Power Balanced Fund. The bar chart shows changes in the Fund's performance from year to year over a 10-year period. The table shows how the Fund's average annual returns for one, five and ten years compare to those of the CDA/Wiesenberger Balanced-Domestic Fund Index, and the S & P 500. The S & P 500 is a widely recognized, broad-based, unmanaged market index of common stock prices.

How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Year                     Percentage
1990                        1.4%
1991                       25.9%
1992                        5.9%
1993                       10.9%
1994                       (2.1)%
1995                       30.0%
1996                       17.9%
1997                       28.0%
1998                       14.2%
1999                        4.6%


                      10 YEAR PERIOD SHOWN IN THE BAR CHART
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        Highest Quarter  - June 30, 1997:                    + 13.3%
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        Lowest Quarter  - September 30, 1998:                - 5.9%
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                 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 1999)
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                                       Past One Year         Past Five Years        Past Ten Years
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Mairs and Power Balanced Fund              +4.6%                 +18.6%                 +13.1%
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       CDA/Wiesenberger
Balanced-Domestic Fund Index*              +8.5%                 +16.1%                 +11.7%
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         S & P 500**                       +21.0%                +28.6%                 +18.2%
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* The CDA/Wiesenberger Balanced-Domestic Fund Index is an index presently consisting of 359 domestic balanced funds.
** The S & P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

FEES AND EXPENSES OF THE FUND
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This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Sales charge (load) imposed on purchases........................................None
     Deferred sales charge (load)....................................................None
     Sales charge (load) imposed on reinvested dividends and other distributions.....None
     Redemption fee..................................................................None
     Exchange fee....................................................................None

  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)


     Management fees................................................................. 0.60%
     Distribution (12b-1) fees.......................................................  None
     Other expenses (transfer agent, custodian, accounting, legal, audit, etc.)...... 0.28%
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     Total Annual Fund Operating Expenses............................................ 0.88%

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that :

- You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.

-    Your investment has a 5% return each year.

-    The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 YEAR              3 YEAR            5 YEAR           10 YEAR
-------------------- ----------------- ----------------- -----------------
        $90                $288              $503             $1,121


You would pay the following expenses if you did not redeem your shares:


      1 YEAR              3 YEAR            5 YEAR           10 YEAR
-------------------- ----------------- ----------------- -----------------
        $90                $288              $503             $1,121

Although these examples are based on actual expenses in the most recent year, they should not be considered a representation of past or future expenses because actual expenses in future years may be greater or less than those shown. Federal securities regulations require the example to assume an annual rate of return of 5%, but the actual return for the Fund may be more or less than 5%. These examples are for comparison only.

INVESTMENT OBJECTIVE AND POLICIES AND RELATED RISKS
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This section takes a closer look at the investment objective and policies of the Fund and certain risks of investing in the Fund.

INVESTMENT OBJECTIVE AND POLICIES
The objective of the Fund is to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of volatility by investing in a diversified list of securities including bonds, preferred stocks, common stocks and other securities convertible into common stock.

The Fund seeks to achieve its objective by investing in a list of holdings that is diversified by both security type and by industry. While it is expected that at least 25% of the Fund's assets will be invested in non-convertible fixed income securities, the dominant portfolio emphasis will be on common stock and other securities convertible into common stock.

Our strategy is to purchase quality growth stocks at reasonable valuation levels. The intention is to hold these issues for relatively long periods of time to allow the power of compounding to build wealth for our shareholders. However, sales are made from time to time in response to such factors as changing fundamentals and excessive valuation.

Assets in the Fund are expected to be reasonably fully invested at all times. Cash equivalent investments (money market funds and other short-term investments) may be held from time to time to provide liquidity to meet redemptions, act as a reserve for future purchases, and to better enable the Fund to achieve its objective.

Portfolio turnover is expected to be relatively low when compared to other balanced mutual funds. The Fund's portfolio turnover rates for the periods ending December 31, 1999, 1998 and 1997 were 13.40%, 11.88% and 5.32%, respectively. During periods of changing economic, market and political conditions, there may be more portfolio changes than in more stable periods. A higher turnover rate could result in the realization of higher capital gains and losses. Although the Fund will invest primarily in higher rated investment grade fixed income securities (Baa or better by Moody's Investors Service), lower rated fixed income securities may be purchased if, in the opinion of the investment adviser, the potential rewards outweigh the incremental risks.

A detailed description of the Fund's investment limitations is contained in the Statement of Additional Information. Such limitations are fundamental policies, which means that they cannot be changed without the approval of a majority of the Fund's shareholders, as defined in the Statement of Additional Information. The Fund will not invest in oil, gas or other mineral leases and real estate limited partnership interests.

RISKS
All investments have risks. Although the Fund cannot eliminate all risk, it seeks to moderate risk by investing in a diversified portfolio. Long-term investors, for whom the Fund is designed, should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. There can be no assurance, of course, that the Fund will achieve its objective. Loss of money is a risk of investing in the Fund.

MARKET CONDITIONS
The Fund is subject to the general risk of adverse market conditions for equity and fixed income securities. The market prices of equity securities are generally subject to greater volatility than prices of fixed income securities, such as bonds and other debt obligations. Although equity securities have historically demonstrated long-term increases in value, their prices may fluctuate markedly over the short-term due to changing market conditions, interest rate fluctuations and various economic and political factors.

CREDIT RISK
The Fund invests in debt securities and is subject to credit risk, which is the risk that the issuer of a debt security will fail to make interest and principal payments when due. Securities issued or guaranteed by the United States Government generally are viewed as carrying minimal credit risk. Securities issued by governmental entities but not backed by the full faith and credit of the United States, and securities issued by private entities, are subject to higher levels of credit risk. Investors in the Fund bear the risk that payment defaults could cause the value of the Fund's investment portfolio to decline.

INTEREST RATE RISK
The Fund invests in fixed-rate debt securities and is subject to interest rate risk, which is the risk that the value of a fixed-rate debt security will decline due to an increase in market interest rates. When interest rates rise, the value of a fixed-rate debt security generally decreases. When interest rates decline, the value of a fixed-rate debt security generally increases. The final maturity of debt securities will also affect interest rate risk and the price volatility of the portfolio. Generally, a debt security with a longer maturity will have greater price volatility as a result of interest rate changes than a debt security with a shorter maturity. Consequently, investors in the Fund bear the risk that increases in market interest rates will cause the value of the investment portfolio to decline.


CALL RISK
The Fund invests in corporate bonds, which are subject to call risk. Corporate bonds and some securities issued by United States agencies may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. This risk increases when market interest rates are declining, because issuers may find it desirable to refinance by issuing new bonds at lower interest rates. If a bond held by the Fund is called during a period of declining interest rates, the Fund will likely reinvest the proceeds received by it at a lower interest rate than that of the called bond, causing a decrease in the Fund's income.

MORTGAGE RELATED AND OTHER ASSET-BACKED SECURITIES
Mortgage-backed securities are securities representing interests in pools of mortgage loans secured by residential or commercial real estate. Payments of interest and principal on the mortgage-backed securities are generally made monthly by passing through the monthly payments made by the individual borrowers on the mortgage loans in the pool (net of any interest rate spread and fees paid to the issuer or guarantor of the securities). The Fund bears a risk of early repayment of principal on some mortgage-backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure). Additionally, if the Fund has purchased the security at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities.

Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or FHLMC). Mortgage-backed securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage originators.

FUND MANAGEMENT
The Fund's performance depends on the active management by the investment adviser, Mairs and Power, Inc., in selecting and maintaining a portfolio of securities which will achieve the Fund's investment objective. The Fund could underperform compared to other Funds having similar investment objectives.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
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1999 IN REVIEW

Due largely to the significant rise in interest rates that took place last year (+136 basis points on the 30 year benchmark U. S. Treasury bond), the Balanced Fund experienced a very difficult year, especially in terms of relative performance. Rising interest rates adversely affected the Fund because some 35% of the Fund's investments were in fixed income securities and a significant portion of the common stock investments were in interest rate sensitive industries such as banking and insurance. Consequently, the Fund produced a relatively modest 4.6% total investment return compared to 21.0% for the Standard & Poor's 500 and an even greater 27.3% for the Dow Jones Industrial Average. The effect of rising interest rates caused the Lehman Bros. Gov't/Corp. Bond Index to have a negative 2.2% rate of return. The Fund underperformed its composite benchmark index (60% S & P 500 and 40% Lehman Bros. Gov't/Corp.) which was up 11.7%. Among other comparable funds, the Fund ranked 234th within a CDA/Wiesenberger universe of 359 domestic balanced mutual funds for the full year.

As indicated by the fourth quarter, the economy performed superbly last year with real GDP advancing more than 4.0%. Personal spending increased an amazing 6.9% with the help of a second half surge perhaps in part stimulated by Y2K concerns. Inflation remained remarkably well-behaved in the face of a significant increase in oil prices with the Consumer Price Index rising only 2.7%. Corporate earnings are estimated to have increased at an unexpectedly strong rate well into the "double digits" in response to improved productivity and higher profitability. Aside from rising interest rates, the only major area of concern was an expanding trade deficit.

The strength in the stock market, as suggested by the major market indices, was somewhat of a mirage with approximately half of all stocks in the Standard & Poor's 500 experiencing a negative return for the year. In fact, it can be argued that some 30 stocks contributed all of the performance for the S & P 500 and only seven stocks contributed 50% of last year's return. These high performing issues can almost exclusively be classified as large capitalization, technology issues.

Over the course of the year, the Fund continued to hold more than half of its assets in common stocks (64.6% at year end) with the balance invested in a combination of bonds (corporate and Federal Government), convertible bonds and preferred stock (convertible and non-convertible). The fund remained pretty fully invested throughout the year with cash reserves of only 0.7% at year end.

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          COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FUND,
                  S & P 500 INDEX, AND THE CONSUMER PRICE INDEX
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[GRAPH]


(Figures adjusted and used for charting purpose)


                  1989   1990      1991     1992      1993      1994      1995      1996     1997      1998       1999
Fund              10     10.14     12.76    13.51     14.97     14.66     19.07     22.48    28.78     32.86      34.37

S & P             10      9.68     12.63    13.61     14.98     15.17     20.87     25.67    34.24     44.07      53.34

CPI               10     10.54     10.98    11.31     11.62     11.93     12.23     12.63    12.85     13.05      13.41

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 1999)

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                                          1 Year        5 Years         10 Years
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Mairs and Power Balanced Fund              +4.6%         +18.6%          +13.1%
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           PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY
                     REPRESENTATIVE OF FUTURE PERFORMANCE.

MANAGEMENT OF THE FUND
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The Board of Directors has overall responsibility for the Fund. The Fund employs Mairs and Power, Inc. as its investment adviser to manage the Fund's investment portfolio and certain other business affairs. Mairs and Power, Inc. is compensated by the Fund at the rate of one-twentieth of one percent of the Fund's month-end net asset value (0.6% annually), computed and paid each month. Mairs and Power, Inc. has managed mutual funds since 1958 and has provided investment counsel services since 1931. Mairs and Power, Inc. is located at W-1420 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101-1363.

William B. Frels, Vice President and Treasurer of Mairs and Power, Inc. is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Frels has been an officer and director of Mairs and Power, Inc. since July 1992.

Firstar Bank, N.A., 615 East Michigan Street, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 acts as custodian for the Fund. Firstar controls all securities and cash for the Fund, receives and pays for securities purchased, delivers against payments for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services. Firstar is not affiliated with the Fund or investment adviser.

Firstar Mutual Fund Services, LLC, a wholly owned subsidiary of Firstar Bank, N.A. serves as the Fund's transfer agent and dividend disbursing agent.

The Fund has adopted a Code of Ethics that restricts personal investing practices by the adviser's employees. The Code of Ethics is designed to ensure that the interest of the Fund's shareholders comes before the interests of the adviser who manages the Fund.

TYPES OF ACCOUNTS
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The Fund offers several different types of accounts. You can use the Fund's regular purchase application form to establish the following types of accounts:

-    Accounts for one or more people (single or joint accounts).

-    Accounts for minor children (UGMA/UTMA - Uniform Gifts/Transfers to Minors
     Act). Age of majority and other requirements are set by state law.

- Trust Accounts. These accounts may require pages of the trust document which name the individuals authorized to act.

- Third-Party Trustee Retirement Accounts (Firstar Bank, N.A. is not the custodian or trustee).

- Accounts opened for an organization such as a corporation, partnership or other entity. These accounts may require a corporate resolution or other document to name the individuals authorized to act.

The following types of Retirement Accounts can be established by using the Mairs and Power Growth Fund, Inc. IRA (Individual Retirement Account ) Application form:

-    Traditional IRA.

-    Roth IRA.

-    SEP-IRA (Simplified Employee Pension Plan Account).

-    SIMPLE IRA (Savings Incentive Match Plan for Employees Account).

Firstar Bank, N.A. is the custodian and trustee for the above retirement accounts. There is a $12.50 annual custodial fee per account (up to a maximum of two accounts) for these types of retirement accounts. This fee will be automatically charged to your account(s) if not received by the announced due date, usually the last week of September. For further information on retirement accounts, please ask for the Individual Retirement Account Disclosure Statement & Custodial Account Agreement. You may also call Customer Service at 1-800-304-7404 to ask questions about investing for retirement.

DETERMINING NET ASSET VALUE PER SHARE
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The Fund's share price, also called its net asset value or NAV, is calculated once daily, after the close of trading on the New York Stock Exchange (the "Exchange"), generally 3:00 p.m., Central Time, on each day the Exchange is open for trading. As a result, shares of the Fund will not be priced on the days which the Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

Net Asset Value =  Total Assets - Liabilities
                  ----------------------------
                  Number of Shares Outstanding

Securities traded on one or more of the national securities exchanges or Nasdaq are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on Nasdaq, or if there were no sales on that day, the most recent sales price. All other securities are valued at the mean between the bid and the asked price. For securities where quotations are not readily available, or where the last quoted sale price is not considered representative of the value of that security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the investment adviser, Mairs and Power, Inc.

The Fund's securities may be valued based on valuations provided by an independent pricing service. These valuations are reviewed by Mairs and Power, Inc. If Mairs and Power, Inc. believes that a valuation received from the service does not represent a fair value, it values the security by a method that the adviser believes will determine a fair value.

PURCHASING SHARES
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You may purchase shares of the Fund directly through the Fund's transfer agent, Firstar Mutual Fund Services, LLC. The price you pay per share will be the NAV computed after the close of trading on the Exchange, generally 3:00 p.m. Central Time. Your purchase will have no sales charge or marketing fees included in the price of the Fund shares. Purchase orders received on a day the Exchange is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Purchase orders received after the close of trading on a day the Exchange is open for trading will be valued as of the close of trading on the next day the Exchange is open.

The Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions.

An initial purchase must be for at least $2,500 ($1,000 for an IRA account) and each subsequent purchase must be for at least $100, although the Fund reserves the right to waive or change these minimums at its discretion. All applications to purchase shares are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted. Applications will not be accepted unless accompanied by payment in U.S. funds. Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union , or sent by wire transfer. Checks should be made payable to "Mairs and Power Balanced Fund". The Fund will not accept payment in cash or third party checks for the purchase of shares. If your payment is not received or if you pay with a check that does not clear, your purchase will be canceled.


The Fund reserves the right to reject applications for the following reasons:

-    Applications received without payment.

- If your payment is made by check that does not clear, your purchase will be canceled. A $25 fee will be charged by the transfer agent against your account for any payment check returned for insufficient funds. If any loss is sustained by the Fund, this loss will also be charged against your account.

-    Applications that would be considered disadvantageous to shareholders.

-    Individuals who previously tried to purchase shares with a bad check.

- Individuals who omit their social security number or tax identification number, or applications which do not include a certified social security or tax identification number.

If you do not have a social security number, you should indicate on the purchase application form that an application to obtain a number is pending. The Fund's transfer agent may be required to withhold federal income tax at a rate of 31% (backup withholding) from dividend payments, distributions, and redemption proceeds if you fail to submit your social security or tax identification number. To submit a social security number after an initial purchase has been made, complete Form W-9 and mail to: Mairs and Power Balanced Fund, Inc., Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.

The Fund and its agents reserve the right to cancel or rescind any purchase if:

- An account has engaged in excessive trading or fraud. Notice will be given to the shareholder within five business days of the trade to freeze the account and temporarily suspend services.

- Notice has been received of a dispute between the registered or beneficial account owners.

-    There is reason to believe that the transaction is fraudulent.

-    Instructions are received and are believed not to be genuine.


Stock certificates will not ordinarily be issued to you unless you make a request for a certificate in writing. The Fund will invest the entire dollar amount of your purchase order in full and fractional shares. Income dividends and capital gain distributions will be reinvested for you in additional full and fractional shares unless you request that income dividends and/or capital gain distributions are to be paid in cash.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Deposit in the mail or with such other services, or receipt at the transfer agent's post office box, of purchase applications does not constitute receipt by the transfer agent or the Fund.

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                               WIRING INSTRUCTIONS

      You should use the following instructions when wiring funds for the purchase of Fund shares. IMPORTANT: Prior to wiring any funds, you must notify Firstar Mutual Fund Services, LLC at 1-800-304-7404 that the wire will be sent and to verify the proper wiring instructions so that the wire is properly applied when received. If you are making an initial investment by wire transfer, you must first complete an Account Application Form and mail it to the Fund. No account services will be established until the complete application has been received by the Fund. IRA accounts cannot be opened by wire transfer.

      MAILING ADDRESS

      Mairs and Power Balanced Fund, Inc.
      Firstar Mutual Fund Services, LLC
      P.O. Box 701
      Milwaukee, WI  53201-0701

      WIRE TO:
      Firstar Bank, N.A.
      ABA Number 075000022
      CREDIT TO:
      Firstar Mutual Fund Services, LLC
      Account 112-952-137
      FURTHER CREDIT:
      Mairs and Power Balanced Fund, Inc.
      [Shareholder Account Number]
      [Shareholder Name/Registration]

      EXPRESS, CERTIFIED OR REGISTERED MAIL

      Purchase orders, redemption requests or correspondence mailed by overnight courier should be sent to the Fund at:

      Mairs and Power Balanced Fund, Inc.
      Firstar Mutual Fund Services, LLC
      615 East Michigan Street
      Milwaukee, WI  53202-5207
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REDEEMING SHARES
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You may redeem for cash all or a portion of your shares in the Fund by instructing Firstar Mutual Fund Services, LLC, the Fund's transfer agent, at its office in Milwaukee, Wisconsin. Your shares will be redeemed at the NAV computed after the receipt of an acceptable redemption request by the Fund. The price you receive for your redemption of shares will be the NAV computed after the close of trading on the Exchange on that day, generally 3:00 p.m. Central Time. If your request for redemption of shares is received after the close of trading on that day, your redemption request will be valued as of the close of trading on the next day the Exchange is open. Your redemption request must be in "good order" before your proceeds can be released. This means the following will be required:

- A letter of instruction or a stock assignment signed by all owners of the shares EXACTLY as their names appear in the Fund's shareholder records. You must specify the account number, the number of shares or dollar amount to be redeemed. If certificates have been issued representing shares to be redeemed, they must accompany the letter.

- A guarantee of the signature of each owner for redemption requests greater than $25,000. Redemption requests less than $25,000 do not require a signature guarantee. However, in order to comply with the signature guarantee limitation level, the Fund will not accept multiple redemption requests for less than $25,000 on the same day. (See Signature Guarantee Instructions on page 15.)

- In the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans, other supporting legal documents may be required.

- A guarantee of the signature of each owner if the address of record has been changed within the 15 days preceding any redemption. (See Signature Guarantee Instructions on page 15.)

- If your redemption request is from an IRA or other retirement plan, you must indicate on the redemption request whether or not to withhold federal income tax. If you fail to indicate an election not to have tax withheld, you will be subject to withholding.

If the proceeds of any redemption are requested to be made payable to or sent to an address other than the address of record, the signature(s) on the request must be guaranteed by an eligible signature guarantor.
(See Signature Guarantee Instructions on page 15.)

If any portion of the shares you are redeeming represent an investment made by check, we may delay the payment of the redemption proceeds until our transfer agent is reasonably satisfied that your check has been collected. This may take up to 12 days from the purchase date.

We will mail your payment to you for the shares you are redeeming typically within one or two business days. The payment will be mailed no later than the seventh business day after the redemption request is received by the transfer agent or within such shorter period as may legally be required. The redemption request must be in good order as stated above. If you wish not to receive your proceeds by mail, the following methods for redemption are also available:

- Proceeds may be received by wire transfer. A $12 wire fee will be applied. If you choose this method, you must attach a written request with your signature guaranteed. (See Signature Guarantee Instructions below. Also see Wiring Instructions on page 13.)

- Redemption proceeds may also be received by your bank via electronic transfer through the Automated Clearing House ("ACH") network. You can elect this option by writing to the Fund. You must attach a voided check or deposit slip to your written request. If money is moved by ACH transfer, you will not be charged by the Fund's transfer agent for these services. There is a $100 minimum per ACH transfer.

The Fund's transfer agent may be required to withhold federal income tax at a rate of 31% (backup withholding) from dividend payments, distributions, and redemption proceeds if you fail to submit your social security or tax identification number. To submit a social security number after an initial purchase has been made, complete Form W-9 and mail to: Mairs and Power Balanced Fund, Inc., Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.

No interest will accrue on amounts represented by uncashed redemption checks. The Fund reserves the right to close any non-IRA account in which the balance falls below the minimum initial investment.

The right of redemption may be suspended or the date of payment may be postponed as follows:

- During weekend or holiday closings, or when trading is restricted as determined by the Securities and Exchange Commission ("SEC").

- During any period when an emergency exists as determined by the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to fairly determine the value of its net assets.

-    For such a period as the SEC may permit.

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                        SIGNATURE GUARANTEE INSTRUCTIONS

A signature guarantee must be obtained from an eligible signature guarantor such as a U.S. commercial bank, trust company or a broker who is a member of the New York Stock Exchange.

You may need to have your signature guaranteed in certain situations such as:

/X/  Redeeming an amount greater than $25,000.

/X/ Redeeming shares in your account after changing your address of record in the last 15 days.

/X/ Sending to or making redemption proceeds payable to any person, address or bank account other than that on record.

/X/  Requesting to wire redemption proceeds.

/X/ Transferring shares from your account to another person or legal entity, or changing the name(s) on your account.

THE FUND CANNOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC OR ORGANIZATIONS THAT DO NOT PROVIDE REIMBURSEMENT IN THE CASE OF FRAUD.
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If the post office cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest your redemption proceeds in your account at the current NAV.

In the event of a redemption of shares, or an exchange of shares for shares of the Mairs and Power Growth Fund, the transaction will be treated as a sale of the Fund's shares and any gain (or loss) on the transaction may be reportable as a gain (or loss) on your federal income tax return.

Once your redemption order is received and accepted by the Fund, you may not revoke or cancel it. The redemption value may be worth more or less than the price originally paid for the shares, and you may realize a gain or loss on redemption.

If you have additional questions regarding the redemption procedure, you should contact the Fund's transfer agent at 1-800-304-7404.

EXCHANGING SHARES
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You may exchange shares between the Fund and the Mairs and Power Growth Fund. An exchange is treated as a redemption and a purchase, and therefore, you may realize a taxable gain or loss. You should read the current prospectus of the fund into which the exchange is being made.


There is a $1,000 minimum for all exchanges. If a new account is being opened by exchange, the minimum investment requirements must be met. After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA account) in order to remain open. The Fund reserves the right to terminate or materially modify the exchange privilege upon 60 days' advance notice to shareholders.

TRANSFERRING REGISTRATION
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If you request a change in your account registration -- such as changing the name(s) on your account, or transferring your shares to another person or legal entity -- you must submit your request in writing. A signature guarantee is required. (See Signature Guarantee Instructions on page 15). Please call our transfer agent, Firstar Mutual Fund Services, LLC at 1-800-304-7404 for full instructions.

INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
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Dividends and capital gain distributions are reinvested in additional Fund shares in your account unless you select another option on your Account Application form. The advantage of reinvesting distributions is that you receive dividends and capital gains on an increasing number of shares. This is known as compounding. A capital gain or loss is the difference between the purchase and sale price of a security. The Fund distributes all of its net investment income to its shareholders in the form of semi-annual dividends. The dividend payments are normally made in March, June, September and December. If a capital gain is realized, the Fund will distribute it near year-end in the year in which such gains are realized.


Dividends and capital gains which are not reinvested by you are paid to you by check or transmitted to your bank account via the ACH network. If the post office cannot deliver your check, or if your check remains uncashed for six months, your distribution option will be changed to reinvestment. Your distribution check will be reinvested into your account at the Fund's current NAV. All subsequent distributions will be reinvested in shares of the Fund. No interest will accrue on the amount represented by uncashed distribution checks.

TAXES
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The Fund intends to comply, as it did in 1999, with the special provisions of Subchapter M of the Internal Revenue Code that relieve it from federal income tax on net investment income and capital gains currently distributed to shareholders. The Internal Revenue Code requires all regulated investment companies to pay a nondeductible 4% excise tax if less than 98% of ordinary income and 98% of capital gains are paid out to shareholders during the year in which they are earned or realized. The Fund intends to distribute income and capital gains in such a manner as to avoid this excise tax.

As a shareholder you will be subject to federal income tax at ordinary rates on the distribution of dividend income. Short-term capital gains, if any, are also subject to federal income tax at ordinary rates. Distributions of net long-term capital gains are taxable to you as long-term capital gain regardless of the length of time you have held your shares of the Fund. Long-term capital gains are subject to 10% (for investors in the 15% tax bracket) or 20% (for investors in the 28% tax bracket or higher) tax rates.

NOTE: The Fund's distribution of dividends and capital gains, whether you received them in cash or reinvested them in additional shares of the Fund, may be subject to federal and state income taxes.

In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you during the previous year. This information is also reported to the IRS. Distributions may also be subject to state and local taxes. A portion of the Fund's ordinary dividends should be eligible for the 70% deduction for dividends received by corporations.

The Fund's dividends and distributions are paid on a per share basis. When the dividend and capital gain payments are made, the value of each share will be reduced by the amount of the payment. If you purchase shares shortly before the payment of a dividend or a capital gain distribution, you will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or capital gain.

The above statements are a general summary of current federal income tax law regarding the Fund. You should consult with your own tax adviser regarding federal, state and local tax consequences of an investment in the Fund.

OTHER SHAREHOLDER SERVICES
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The following reports will be sent to you as a shareholder:

-    CONFIRMATION STATEMENTS
     You will be sent a confirmation statement each time you buy or sell Fund shares. Quarterly and annual confirmation statements will also be sent to you detailing the income dividend and capital gain distributions made by the Fund. The trade date and amount of your transaction will be confirmed. The confirmation will also show the market value of your account at the close of the statement period.

-    FUND FINANCIAL REPORTS
     Quarterly and Annual Reports will be mailed to you in February, May, August and November. These reports include the performance of the Fund, a report from the Fund adviser, as well as a listing of the Fund's holdings and other financial statements. Note: To reduce Fund expenses, the Fund attempts to identify related shareholders within a household and send only one copy of a financial report.

-    TAX STATEMENTS
     Tax statements will generally be mailed in January and report to you the previous year's dividend and capital gain distribution (1099-DIV), proceeds from the sale of shares (1099-B), and distributions from IRAs or other retirement accounts (1099-R).

-    AVERAGE COST STATEMENTS
     Average cost statements will be mailed in February to shareholders whose accounts were opened after January 1, 1999 and who had redemptions in taxable accounts. The statement will show all redemptions reportable for the current tax year and the average cost per share. The purpose of this statement is to provide help to you with the preparation of your tax return. This information is not reported to the IRS and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS.

The following services are available to you as a shareholder:

-    REINVESTMENT PLAN
     Dividend and capital gain distributions may be reinvested into additional shares of the Fund.

-    AUTOMATED TELEPHONE SERVICES
     Fund and shareholder account information is available 24 hours per day, seven days a week. You may obtain share prices and price changes for the Fund, your account balance and last two transactions, dividend distribution information, and account statement.

-    AUTOMATIC INVESTMENT PLAN
     You may make regular monthly or quarterly investments of $100 or more through automatic deductions from your bank account. To request an Automatic Investment Plan application form, please write or call the Fund at 1-800-304-7404.

-    SYSTEMATIC WITHDRAWALS
     If you own $10,000 or more of our Fund's shares, you may arrange to have monthly or quarterly withdrawals of cash by sending a systematic withdrawal request to the Fund. Shares are redeemed from your account to meet the designated payments. You may terminate the withdrawal plan at any time by writing to the Fund.


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MAILING ADDRESS
The following mailing address should be used for all written shareholder communications:

Mairs and Power Balanced Fund, Inc.
Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

EXPRESS, CERTIFIED OR REGISTERED MAIL
Purchase orders, redemption requests or correspondence mailed by overnight courier should be sent to the Fund at:

Mairs and Power Balanced Fund, Inc.
Firstar Mutual Fund Services, LLC
615 East Michigan Street,  3rd Floor
Milwaukee, WI  53202-5207

CONDENSED FINANCIAL INFORMATION
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The following table shows certain important financial information which may help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total investment returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors. The financial statements and auditors' report may be found in the Fund's most recent annual report, which you may obtain, without charge, by writing to or calling the Fund at the number listed on the front of this Prospectus.

                              FINANCIAL HIGHLIGHTS
            (SELECTED PER SHARE DATA AND RATIOS -- FOR EACH SHARE OF
                CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   YEAR ENDED DECEMBER 31
                                                   1999        1998         1997         1996         1995
                                                ----------- ------------ ------------ ------------ -----------
PER SHARE
Net asset value, beginning of year               $ 50.05      $ 45.52      $ 36.84      $ 32.70     $ 26.21
Investment operations:
   Net investment income                           1.38        1.29 *       1.18         1.09         1.01
   Net realized and unrealized gains
     (losses) on investment                        0.90        5.08         9.04         4.69         6.78
                                                   ----        ----         ----         ----         ----
Total from investment operations                   2.28        6.37         10.22        5.78         7.79

Less distributions:
   Dividends (from net investment income)         (1.39)      (1.24)       (1.19)       (1.10)       (1.02)
   Distributions (from capital gains)             (0.81)      (0.60)       (0.35)       (0.54)       (0.28)
                                                  ------      ------       ------       ------       ------

TOTAL DISTRIBUTIONS                               (2.20)      (1.84)       (1.54)       (1.64)       (1.30)
                                                  ------      ------       ------       ------       ------

NET ASSET VALUE, END OF YEAR                     $ 50.13      $ 50.05      $ 45.52      $ 36.84     $ 32.70
                                                 -------      -------      -------      -------     -------
                                                 -------      -------      -------      -------     -------

TOTAL INVESTMENT RETURN                            4.6%        14.2%        28.0%        17.9%       30.0%
                                                   ----        -----        -----        -----       -----
                                                   ----        -----        -----        -----       -----

* In 1998, net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

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RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of year (000's omitted)       $40,611      $38,356      $28,790      $20,565     $16,979
   Ratio of expenses to average net assets        0.88%        0.91%        0.92%        1.08%       1.12%
   Ratio of net investment income
        to average net assets                     2.70%        2.69%        2.81%        3.16%       3.47%
   Portfolio turnover rate                        13.40%      11.88%        5.32%        8.25%       3.95%
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                             OFFICERS AND DIRECTORS

William B. Frels......................................................President and Director
George A. Mairs, III...................................................Secretary and Director
Peter G. Robb.....................................................Vice-President and Director
Lisa J. Hartzell....................................................................Treasurer
Norbert J. Conzemius.................................................................Director
Charlton Dietz.......................................................................Director
Donald E. Garretson..................................................................Director
J. Thomas Simonet....................................................................Director

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INVESTMENT ADVISER                            TRANSFER AGENT
Mairs and Power, Inc.                         (REGULAR MAIL ADDRESS)
W-1420 First National Bank Building           Firstar Mutual Fund Services, LLC
332 Minnesota Street                          615 East Michigan Street
Saint Paul, Minnesota 55101                   P. O. Box 701
                                              Milwaukee, Wisconsin 53201-0701
CUSTODIAN
Firstar Bank, N.A.                            (OVERNIGHT OR EXPRESS MAIL
615 East Michigan Street                      ADDRESS)
P.O. Box 701                                  Firstar Mutual Fund Services, LLC
Milwaukee, Wisconsin  53201                   3rd Floor
                                              615 East Michigan Street
INDEPENDENT AUDITORS                          Milwaukee, Wisconsin 53202
Ernst & Young, LLP
1400 Pillsbury Center                         SHAREHOLDER ACCOUNT INFORMATION
200 South Sixth Street                        AND INQUIRIES
Minneapolis, Minnesota  55402                 1-800-304-7404
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THE FOLLOWING INFORMATION ON THE FUND IS AVAILABLE FREE UPON REQUEST BY CALLING 1-800-304-7404:

- ANNUAL AND QUARTERLY REPORTS, WHICH DESCRIBE THE FUND'S PERFORMANCE AND LIST ITS PORTFOLIO HOLDINGS.

- STATEMENT OF ADDITIONAL INFORMATION (SAI), WHICH PROVIDES MORE DETAILS ABOUT THE FUND AND ITS INVESTMENT POLICIES AND RESTRICTIONS.

ADDITIONAL INFORMATION:

- DOCUMENTS FILED BY THE FUND WITH THE SEC ARE AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV, WHERE THEY ARE LISTED UNDER "MAIRS AND POWER BALANCED FUND, INC."

- INFORMATION ABOUT THE FUND, INCLUDING THE SAI, CAN ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU CAN ALSO OBTAIN COPIES BY MAILING YOUR REQUEST AND A DUPLICATING FEE TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, DC 20549-6009. INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM IS AVAILABLE BY CALLING THE SEC AT 1-800-SEC-0330.

-    THE FUND'S INVESTMENT COMPANY ACT FILE NUMBER IS 811-1048.

                       MAIRS AND POWER BALANCED FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                              Dated April 26, 2000

         Mairs and Power Balanced Fund, Inc. (the "Fund") is a no-load mutual fund. The objective of the Fund is to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of volatility by investing in a diversified list of securities including bonds, preferred stocks, common stocks and other securities convertible into common stock.

         This Statement of Additional Information is not a prospectus, but contains information in addition to what is contained in the Fund's Prospectus. It should be read in conjunction with the Prospectus, dated April 26, 2000, which has been filed with the Securities and Exchange Commission. The Fund's Prospectus and most recent annual financial statement may be obtained, without charge, by writing the Fund or calling our Customer Service Department at 1-800-304-7404. Certain portions of the Propectus have been incorporated by reference into this Statement of Additional Information, as noted herein. The address of the Fund is Mairs and Power Balanced Fund, c/o Firstar Mutual Fund Services, LLC, P. O. Box 701, Milwaukee, WI 53201-0701.

                             TABLE OF CONTENTS                             Page

The Fund.....................................................................2

Investment Objective and Policies............................................2

Investment Limitations.......................................................2

Portfolio Turnover...........................................................3

Principal Holders of Securities..............................................3

Officers and Directors.......................................................4

Investment Adviser...........................................................5

Transfer Agent and Custodian.................................................6

Independent Accountant.......................................................6

Brokerage Allocation and Other Practices.....................................6

Purchasing and Redeeming Shares..............................................7

Taxation.....................................................................7

Principal Underwriter........................................................7

Calculation of Performance Data..............................................7

Financial Statements.........................................................8

THE FUND

         The Fund is an open-ended, diversified management company which was incorporated in Minnesota in 1961. The Fund has authorized capital stock of 10,000,000 shares, $0.10 par value per share. Each share entitles the shareholder to one vote at all meetings of Fund shareholders. Shareholders will participate equally in dividends and capital gains distributions declared by the Fund for each share owned. Fund shares are transferable without restrictions and are redeemable at net asset value. The Fund is not required to hold annual meetings of shareholders until such times as substantial changes are proposed in either the governance or the policies of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

         As discussed in "Investment Objective and Policies" in the Fund's Prospectus, the objective of the Fund is to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of volatility by investing in a diversified list of securities, including bonds, preferred stocks, common stocks, and other securities convertible into common stock.

         The percentage of the Fund's assets that may be held in each category will vary in accordance with the judgment of the Fund's investment adviser, Mairs and Power, Inc. While equities and securities convertible into equities are expected to remain the dominant holdings in the Fund, it is expected that at least 25% of the Fund's assets will be invested in non-convertible fixed income securities. It is also the objective of the Fund to provide a current income yield of at least 25% greater than that of the Standard & Poor's 500 Stock Index, although there can be no assurance that this objective will be met.

INVESTMENT LIMITATIONS

         The Fund is subject to the following restrictions which may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. The vote of a majority of the outstanding shares means the vote, at the annual or a special meeting of the shareholders representing (a) 67% or more of the voting shares present at such meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting shares of the Fund, whichever is less.

The Fund may not:

     (1) Purchase securities of any issuer if as a result, (a) more than 5% of the value of the total assets of the Fund would then be invested in the securities of a single issuer (other than U.S. Government obligations), or (b) more than 10% of any class of securities, or more than 10% of the outstanding voting securities, of the issuer would then be held by the Fund;

     (2) Purchase securities of other investment companies if as a result more than 5% of the Fund's total assets would then be (a) invested in the securities of that investment company, or (b) more than 10% of the Fund's assets would then be invested in securities of all investment companies;

     (3) Concentrate more than 20% of its investments in a particular industry;

     (4) Purchase or sell real estate, real estate investment trusts, or other interests in real estate which are not readily marketable;

     (5)   Write, purchase or sell puts, calls, or combinations thereof;

     (6) Make loans (although it may acquire portions of an issuer's publicly distributed securities);

     (7)   Purchase securities on margin or sell short;

     (8) Borrow money, except that the Fund may borrow from banks up to 5% of its total assets to pay capital gain distributions, to pay income dividends, or to relieve an extraordinary or emergency situation, but not for investment purposes;

     (9) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund;

     (10) Participate on a joint or a joint and several basis in any trading account in securities;

     (11) Invest in companies for the purpose of exercising control of management;

     (12)  Act as an underwriter of securities of other issuers;

     (13) Purchase or retain the securities of any issuer if officers and directors of the Fund or its investment adviser who own individually more than one-half of one percent of the securities of such issuer, together own more than 5% of the securities of such issuer;

     (14) Purchase or sell commodities or commodity contracts in the ordinary course of its business; or

     (15) Purchase or sell "restricted securities" in such a way as to become an "underwriter" within the meaning of that term as used in the Securities Act of 1933.

PORTFOLIO TURNOVER

         The following table sets forth the annual portfolio turnover rates for the Fund for the periods indicated.

                                      Year Ended December 31.
                                      1999              1998
                                      ----              ----
              Common Stocks           6.40%             3.08%

              All Other Securities    7.00%             8.79%


         The Fund has not placed any limit on its rate of portfolio turnover and securities may be sold without regard to the time they have been held when in the opinion of the investment adviser, Mairs and Power, Inc., investment considerations warrant such action. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of securities with maturities of one year or less at the time the Fund acquired them) by the monthly average value of the securities in the Fund's portfolio during the year.

PRINCIPAL HOLDERS OF SECURITIES

         As of March 31, 2000, the only shareholder holding more than 5% of the Fund's outstanding shares was Smyth Profit Sharing and Savings Plan, St. Paul, MN (50,777 shares or 6.8%).

OFFICERS AND DIRECTORS

         The officers and directors of the Fund and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address for each Director and Officer is 332 Minnesota Street, W-1420 First National Bank Bldg., St. Paul, MN 55101-1363.

                                      Position(s) Held              Principal Occupation(s)
Name, Address and Age                 With Registrant               During Past Five Years
---------------------                 ---------------               ----------------------
William B. Frels, * 60                President and Director        Vice President and Secretary of the
                                                                    Investment Adviser

George A. Mairs, III, * 71            Secretary and Director        President of the Investment Adviser

Peter G. Robb, * 51                   Vice President and Director   Vice President of the Investment Adviser

Lisa J. Hartzell, 55                  Treasurer                     Manager of Mutual Fund Services of the
                                                                    Investment Adviser

Norbert J. Conzemius,** 58            Director                      Retired Chief Executive Officer, Road
121 Wildwood Avenue                                                 Rescue Incorporated, St. Paul, Minnesota
Birchwood, MN  55110

Charlton Dietz, 69                    Director                      Retired Senior Vice President, Legal
3050 Minnesota World Trade Center                                   Affairs and General Counsel, Minnesota
30 Seventh Street East                                              Mining and Manufacturing Company
St. Paul, MN  55101

Donald E. Garretson, 78               Director                      Retired Vice President, Minnesota Mining
1146 Ivy Hill Drive                                                 and Manufacturing Company
Mendota Heights, MN  55118

J. Thomas Simonet, 73                 Director                      Retired Chief Executive Officer,
315 Stonebridge Boulevard                                           U.S. Bank Trust National Association
St. Paul, MN  55105                                                 (formerly First Trust National
                                                                    Association)


* Interested person of the Fund, as defined in the Investment Company Act of 1940.

** Effective April 14, 2000, Mr. Norbert J. Conzemius was elected by the Board of Directors to serve as an independent director for the Fund.

         All of the above listed persons serve in the same officer and/or director capacities with Mairs and Power Growth Fund, Inc., an open-end investment company which also retains Mairs and Power, Inc. as its investment adviser, except that Mr. Mairs is President and Mr. Frels is Secretary of that fund.

         The Fund's Board of Directors oversees Fund operations and performs duties required by applicable state and federal law.

         The Fund's non-interested directors are members of the Audit Committee, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the annual audit. The Fund does not pay any remuneration to its Officers and Directors other than fees to Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Fund's investment adviser, which fees totaled $7,200 in 1999. As of March 31, 2000, the Directors and Officers of the Fund, as a group, and their spouses and minor children beneficially owned 13,691 shares, or 1.8% of the Fund.

         The Fund and its adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes of ethics permit personnel subject to the codes to invest in securities including securities that may be purchased or held by the Fund. However, the code of ethics have been designed to ensure that the interest of the Fund's shareholders comes before the interest of the adviser who manages the Fund. The codes contain restrictions on personal investing practices.

INVESTMENT ADVISER

         Mairs and Power, Inc. a Minnesota corporation, is the investment adviser of the Fund. Mairs and Power, Inc. shareholders, all of whom are officers and directors of the Fund, along with their percentage ownership positions in Mairs and Power, Inc., are listed below:

                  George A. Mairs, III               41.7%
                  William B. Frels                   36.1%
                  Peter G. Robb                      22.2%

         Mairs and Power, Inc. has served as an investment advisory firm since 1931 and has furnished continuous investment supervision to the Fund since 1961. Mairs and Power, Inc. currently provides similar services to one other mutual fund, Mairs and Power Growth Fund, Inc., the net assets of which as of December 31, 1999 were $546,836,085.

         Mairs and Power, Inc. serves as investment adviser to the Fund under the terms of an Investment Advisory Agreement dated March 21, 1972, as amended May 17, 1982. The Investment Advisory Agreement must be approved annually by the Board of Directors of the Fund, including a majority of those directors who are not parties to such contract or "interested persons" of any such party as defined in the Investment Company Act of 1940, by vote cast in person at a meeting called for such purpose. The Agreement may be terminated at any time, without penalty, on 60 days' written notice by the Fund's Board of Directors, by the holders of a majority of the Fund's outstanding voting shares or by the Investment Adviser. The Agreement automatically terminates in the event of its assignment (as defined in the Investment Company Act of 1940 and the rules thereunder). Mairs and Power, Inc. conducts investment research and supervises investment accounts for individuals, trusts, pension and profit sharing funds, charitable and educational institutions. It is not a broker and does not sell securities.

         As compensation for its services to the Fund, the investment adviser receives monthly compensation at the rate of one-twentieth of one percent of month-end net asset value (0.6% annually), computed and paid each month. The ratio of the management fee to average net assets in 1999 was 0.6%; the ratio of total expenses to average net assets was 0.88%.

         Advisory fees paid by the Fund to Mairs and Power, Inc. amounted to $245,014 in 1999, $203,541 in 1998, and $150,554 in 1997. Under the terms of the
Investment Advisory Agreement, the investment adviser agrees to render research, statistical and advisory services to the Fund, pay for office rental, executive salaries and executive expenses and pay all expenses related to the distribution and sale of Fund shares. All other expenses, such as brokerage commissions, fees charged by the Securities and Exchange Commission, custodian and transfer agent fees, legal and auditing fees, directors fees, taxes, premiums on fidelity bonds, supplies, and all other miscellaneous expenses are borne by the Fund.

TRANSFER AGENT AND CUSTODIAN

         Firstar Mutual Fund Services, LLC, 615 East Michigan Street, P. O. Box 701, Milwaukee, Wisconsin 53201-0701 has acted as the Fund's transfer agent and dividend disbursing agent since June 1, 1999. Reimbursements for all expenditures incurred in the discharge of these responsibilities are as follows:
For the period June 1, 1999 to December 31, 1999, Firstar Mutual Fund Services, LLC was reimbursed $8,573. Mairs and Power, Inc. acted as the Fund's transfer agent and dividend disbursing agent prior to June 1, 1999. For the period January 1, 1999 to May 31, 1999, Mairs and Power Inc was reimbursed $10,917 for these services. Reimbursements for previous years amounted to $22,911 in 1998 and $11,743 in 1997. Firstar Mutual Fund Services, LLC also serves as fund accountant for the Fund.


         Custodial services for the Fund are performed by Firstar Bank, N.A., 615 East Michigan Street, P.O. Box 701, Milwaukee, Wisconsin 53201, pursuant to the terms of a Custodial Agreement reviewed annually by the Board of Directors. As custodian, Firstar Bank, N.A controls all securities and cash for the Fund, receives and pays for securities purchased, delivers against payment for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services, as directed in writing by authorized officers of the Fund. For these services, Firstar Bank, N.A received $8,921 in 1999, $8,284 in 1998 and $4,794 in 1997.

INDEPENDENT ACCOUNTANT

         Ernst & Young, LLP, 1400 Pillsbury Center, 200 South Sixth Street, Minneapolis, Minnesota 55402 is the independent accountant to the Fund, and is subject to annual appointment by the Board of Directors. Ernst & Young, LLP conducts an annual audit of the accounts and records of the Fund, reports on the Fund's annual financial statements and performs tax and accounting advisory services.

 BROKERAGE ALLOCATION AND OTHER PRACTICES

         Subject to policies established by the Board of Directors of the Fund, the investment adviser is responsible for the Fund's portfolio decisions and the placing of orders to effect the Fund's portfolio transactions. With respect to such transactions, the investment adviser seeks to obtain the best net results for the Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While the investment adviser generally seeks reasonably competitive commission rates, the Fund will not necessarily be paying the lowest commission or spread available. The Fund has no obligation to deal with any broker or dealer in the execution of its portfolio transactions. The broker-dealers used by the Fund have no affiliation with the Fund, its investment adviser, or any of their officers or directors.

         Investment decisions for the Fund are made independently from those of Mairs and Power Growth Fund, Inc., also managed by Mairs and Power, Inc. When these funds are simultaneously engaged in the purchase or sale of the same securities the transactions are averaged as to price and allocated as to amount in accordance with a formula deemed equitable to each fund. In some cases this system may adversely affect the price paid or received by the Fund, or the size of the position obtainable for the Fund.

         Decisions with respect to allocations of portfolio brokerage will be made by the investment adviser. Portfolio transactions are normally placed with broker-dealers which provide the Fund's investment adviser with research and statistical assistance. Recognizing the value of these factors, the Fund may pay brokerage commissions in excess of those which another broker might charge for effecting the same transaction, even though the research services furnished by brokers through whom the Fund effects securities transactions may benefit other clients of Mairs and Power, Inc.

         For the year 1999, the Fund paid $8,886 in brokerage fees on purchase and sale of portfolio securities. All of this amount was paid to brokers or dealers who supplied research services to the investment adviser. Total brokerage fees for 1998 and 1997 amounted to $11,825 and $2,729 respectively.

PURCHASING AND REDEEMING SHARES

         The purchase and redemption of the Fund's shares are subject to the procedures described in "Purchasing Shares" and "Redeeming Shares" in the Fund's Prospectus, which is incorporated herein by reference.

TAXATION

         The Fund intends to comply, as it did in 1999, with the special provisions of Subchapter M of the Internal Revenue Code that relieves it from federal income tax on net investment income and capital gains currently distributed to shareholders. The Internal Revenue Code requires all regulated investment companies to pay a nondeductible 4% excise tax if less than 98% of ordinary income and less than 98% of capital gains are paid out to shareholders during the year in which they are earned or realized. The Fund intends to distribute income and capital gains in such a manner as to avoid this excise tax.

PRINCIPAL UNDERWRITER

         The Fund is the sole distributor of its mutual fund shares.

CALCULATION OF PERFORMANCE DATA

         The Fund may publish its total return information from time to time. Quotations of the Fund's average annual total rate of return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over periods of one, five and ten years. Performance data will reflect the deduction of a proportional share of Fund expenses (on an annual basis), and will assume that all dividends and capital gains distributions are reinvested when paid.

         Performance information reflects only the performance of a hypothetical investment in the Fund during the particular time periods on which the calculations are based. Such information should not be considered as representative of the performance of the Fund in the future. Performance of the Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in its expenses and amount of assets.

FINANCIAL STATEMENTS

         The Fund's financial statements, including a listing of portfolio securities as of December 31, 1999, are included in the Fund's Annual Report to Shareholders for the year ended December 31, 1999 and are incorporated herein by reference. The financial statements have been audited by Ernst & Young LLP, independent auditors, 1400 Pillsbury Center, 200 South Sixth Street, Minneapolis, Minnesota 55402, as set forth in their report appearing in the Annual Report and incorporated herein by reference. Additional copies of the Annual Report may be obtained, without charge, by writing or calling the Fund.

PART C.      OTHER INFORMATION

Item 23.     Exhibits

             (a) Amended and Restated Articles of Incorporation, dated April 8, 1991, filed herewith.

             (a)(1) Articles of Amendment to Amended and Restated Articles of Incorporation Article I, dated May 23, 1997, filed herewith.

             (b)     Amended and Restated By-laws, filed herewith.

             (c)     None.

             (d) Agreement for Investment Counsel Service, dated March 21, 1972, as amended by Amendment to Agreement for Investment Counsel Service, dated May 17, 1982, filed herewith.

             (e)     None.

             (f)     None.

             (g) Custodian Agreement entered into between the Fund and Firstar Trust Company on April 15, 1996, filed herewith.

             (h)     None.

             (i)     None.

             (j)     Consent of Independent Auditors, filed herewith.

             (k)     None.

             (l)     None.

             (m)     None.

             (n)     None.

             (o) Mairs and Power, Inc. Prototype Self-Employed Money Purchase and Pension Plan, Trust, Summary Plan Description, Adoption Agreements Nos. 001 and 002, and Custody Agreement. Incorporated by reference to registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 36, filed on April 27, 1993.

             (p) Code of Ethics. Mairs and Power Balanced Fund, Inc. Code of Ethics dated 4/14/00.



Item 24.     Persons Controlled By or Under Common Control with Registrant

             Inapplicable


Item 25.     Indemnification

             The Fund's Amended and Restated Articles of Incorporation state that a director of the corporation shall have no personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director to the full extent such immunity is permitted from time to time under the Minnesota Business Corporation Act, as now enacted or hereafter amended, except as prohibited by the Investment Company Act of 1940, as amended.

             Section 302A.521 of the Minnesota Business Corporation Act provides that a Minnesota corporation shall indemnify any director, officer, or employee of the corporation made or threatened to be made a party to a proceeding, by reason of the former or present official capacity of the person, against judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding, provided that certain statutory standards are met. "Proceeding" means a threatened, pending or completed civil, criminal, administrative, arbitration or investigative proceeding, including one by or in the right of the corporation. Indemnification is required under Section 302A.521 only if the person (i) has not been indemnified by any other organization with respect to the same acts or omissions, (ii) acted in good faith, (iii) received no improper personal benefit, (iv) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful, and (v) reasonably believed that the conduct was in the best interest of the corporation.

Item 26.     Business and Other Connections of Investment Adviser

             Inapplicable

Item 27.     Principal Underwriters

             Inapplicable

Item 28.     Location of Accounts and Records

             Custodian:                              Firstar Bank, N.A.
                                                     615 East Michigan Street
                                                     P. O. Box 701
                                                     Milwaukee, Wisconsin 53201-0701

             Transfer Agent: Overnight Deliveries    Firstar Mutual Fund Services, LLC
                                                     3rd Floor, 615 East Michigan Street
                                                     Milwaukee, Wisconsin 53202

             Transfer Agent: Mailing Address         Firstar Mutual Fund Services, LLC
                                                     615 East Michigan Street
                                                     P. O. Box 701
                                                     Milwaukee, Wisconsin 53201-0701

             Investment Adviser:                     Mairs and Power, Inc.
                                                     W-1420 First National Bank Building
                                                     332 Minnesota Street
                                                     Saint Paul, Minnesota 55101-1363

Item 29.     Management Services

             Inapplicable

Item 30.     Undertakings

             Inapplicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of the registration statement under Rule 485 (b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul, and State of Minnesota on the 26th day of April, 2000.

                                    MAIRS AND POWER BALANCED FUND, INC.


                                    /s/ William B. Frels, President
                                    --------------------------------------------
                                    William B. Frels, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ William B. Frels                     President and Director
-----------------------------            (Principal Executive Officer)          April 26, 2000
William B. Frels



/s/ George A. Mairs, III                 Secretary and Director
-----------------------------            (Principal Financial and Accounting
George A. Mairs, III                     Officer)                               April 26, 2000


/s/ Peter G. Robb
-----------------------------
Peter G. Robb                            Vice President and Director            April 26, 2000


/s/ Norbert J. Conzemius
-----------------------------
Norbert J. Conzemius                     Director                               April 26, 2000


/s/ Charlton Dietz
-----------------------------
Charlton Dietz                           Director                               April 26, 2000


/s/ Donald E. Garretson
-----------------------------
Donald E. Garretson                      Director                               April 26, 2000


/s/ J. Thomas Simonet
-----------------------------
J. Thomas Simonet                        Director                               April 26, 2000

                                  EXHIBIT INDEX

ITEM            DESCRIPTION

(a)             Amended and Restated Articles of Incorporation.

(a)(1) Articles of Amendment to Amended and Restated Articles of Incorporation Article I.

(b)             Amended and Restated By-laws.

(c)             Not filed herewith.

(d)             Agreement for Investment Counsel and Amendment thereto.

(e)             Not filed herewith.

(f)             Not filed herewith.

(g)             Custodian Agreement.

(h)             Not filed herewith.

(i)             Not filed herewith.

(j)             Consent of Independent Auditors.

(k)             Not filed herewith.

(l)             Not filed herewith.

(m)             Not filed herewith.

(n)             Not filed herewith.

(o)             Not filed herewith.

(p)             Code of Ethics.